August 25, 2016

DBX ETF TRUST

Deutsche X-trackers Russell 2000 Comprehensive Factor ETF

(the “Fund”)

Supplement to the Fund’s Summary Prospectus and Statutory Prospectus

dated May 23, 2016, as supplemented

Effective immediately, the information contained in the section of the Fund’s Summary Prospectus and Statutory Prospectus entitled “Management—Portfolio Managers” is hereby deleted and replaced with the following:

Bryan Richards and Patrick Dwyer are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio manager team. Mr. Richards has been a portfolio manager of the Fund since the Fund’s inception. Mr. Dwyer has been a portfolio manager of the Fund since August 2016.

Effective immediately, the information contained in the first three paragraphs of the section of the Prospectus entitled “Fund Details—Management—Portfolio Managers” is hereby deleted and replaced with the following:

Bryan Richards and Patrick Dwyer (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Funds. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Mr. Richards is a Director with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2011. Prior to his current role, Mr. Richards served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, an ETF issuer based in New York. At Deutsche Bank, Mr. Richards served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. He is currently responsible for the DBX Advisors managed ETFs as well as oversight of DBX sub-advised funds. Mr. Richards earned a BS in Finance from Boston College in 2000 and is a CFA Charterholder.

Mr. Dwyer is a Director with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2016. Prior to his current role, Mr. Dwyer was the head of Northern Trust’s Equity Index ETF and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Mr. Dwyer has a broad range of experience managing developed, emerging, and frontier index mandates, and currency and future overlay portfolios. Prior to joining Northern Trust in 2003, Mr. Dwyer participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups. Mr. Dwyer received a BS in Finance from Rutgers University in 2001.

Please retain this supplement for future reference.

August 25, 2016

DBX ETF TRUST

Deutsche X-trackers Russell 2000 Comprehensive Factor ETF

(the “Fund”)

Supplement to the Fund’s Statement of Additional Information

dated May 23, 2016, as supplemented

Effective immediately, the information contained in the third paragraph of the section entitled “Investment Advisory, Administrative and Distribution Services – Portfolio Managers” is hereby deleted and replaced with the following:

Mr. Dwyer is a Director with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2016. Prior to his current role, Mr. Dwyer was the head of Northern Trust’s Equity Index ETF and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Mr. Dwyer has a broad range of experience managing developed, emerging, and frontier index mandates, and currency and future overlay portfolios. Prior to joining Northern Trust in 2003, Mr. Dwyer participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups. Mr. Dwyer received a BS in Finance from Rutgers University in 2001.

Effective immediately, the following information replaces the information contained in the section entitled “Investment Advisory, Administrative and Distribution Services – Portfolio Managers – Certain Portfolio Manager Information:”

The Portfolio Managers were also primarily responsible for the day-to-day management of other accounts, as set forth in the tables below.

As of August 25, 2016, Mr. Richards was responsible for the day-to-day portfolio management of 6 registered investment companies, 0 other pooled investment companies and 1 other accounts.

As of August 25, 2016, Mr. Dwyer was responsible for the day-to-day portfolio management of 6 registered investment companies, 0 other pooled investment companies and 1 other account.

The tables below show the number of other accounts managed by each Portfolio Manager and the total assets in the accounts, as of August 25, 2016, except as otherwise noted, in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

The following table provides information relating to other accounts managed by Mr. Richards:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Supervised	6	0	1
Number of Accounts Supervised with Performance-Based Fees	0	0	0
Assets Supervised (assets in millions)	$ 36	$ 0	$ 8
Assets Supervised with Performance-Based Fees	$ 0	$ 0	$ 0

The following table provides information relating to other accounts managed by Mr. Dwyer:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Supervised	6	0	1
Number of Accounts Supervised with Performance-Based Fees	0	0	0
Assets Supervised (assets in millions)	$ 36	$ 0	$ 8
Assets Supervised with Performance-Based Fees	$ 0	$ 0	$ 0

Please retain this supplement for future reference.